UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1933

                                 March 26, 2007
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------

                         iWORLD PROJECTS & SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    814-00689
                              (Commission File No.)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   88-0492267
                      (IRS Employer Identification Number)

        P.O. Box 2115, Addison, TX                        75001-2115
(Address of principal executive offices)                  (ZIP Code)

                                1(214)236 - 8480
          (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

     On March 20, 2007 the board of directors of the Company authorized the President, CEO, Secretary and Legal Counsel for the Company to sign a Letter of Intent to sell all assets and rights related to the websites www.pmforum.org and www.pmworldtoday.net to PMForum, Inc., a Delaware corporation, in exchange for $25,000 in cash; a note receivable of $125,000; 250,000 shares of PMForum, Inc common stock; and transfer of liabilities totaling $396,380 to PMForum, Inc. Total value of the transaction to the Company is estimated to be $733,880. The sale is subject to the signing of a definitive Purchase Agreement, which is expected to be signed by March 31, 2007. Closing on the transaction is scheduled for May 31, 2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2007


                                           iWORLD PROJECTS & SYSTEMS, INC.


                                           By /s/ David Pells
                                          --------------------------------------
                                           David L. Pells, President, acting CEO